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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2006

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


     New Jersey                        0-19777               22-3103129
(State or other jurisdiction of   (Commission File         (IRS Employer
    incorporation)                     Number)           Identification Number)

                                 25 Upton Drive
                         Wilmington, Massachusetts 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 -     Other Events.

     DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on May 15, 2006, reporting that the United States District Court in Trenton, N.J., issued a preliminary injunction against River's Edge Pharmaceuticals LLC enjoining River's Edge from selling its niacinamide formula drug as a generic substitute for Nicomide(R), a patented product of DUSA's. In issuing the injunction, which was effective on May 15, 2006 upon the posting of cash in lieu of a surety bond, the court ordered that River's Edge must i) cease importing, making, having made, using, selling, and/or offering to sell its product; ii) immediately recall and remove from the stream of commerce its product and any other infringing products from all distributors, wholesalers, franchisees, agents, independent contractors, other individuals or entities known to River's Edge, except for retailers; and iii) request the removal of the listing of its product as a substitute for Nicomide from the National Drug Data File maintained by First DataBank, Inc. and any similar database. Nicomide is the key product acquired by DUSA when it merged with Sirius Laboratories, Inc. in March of 2006.


     The ruling came about as a result of the filing of a patent infringement lawsuit by DUSA and Sirius Laboratories, now a wholly owned subsidiary, against River's Edge. The court had agreed earlier in April to an expedited hearing of the motion for the preliminary injunction in the case brought by DUSA.

     DUSA posted cash in the amount of $750,000.00 in lieu of a surety bond.

     Except for historical information, this report, including the exhibit, contains certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to expected effectiveness of the court order, intentions to defend patents, offerings of products being offered to dermatologists and clinicians. These forward-looking statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, without limitation litigation process, our ability to penetrate the market, maintenance of our patent portfolio, sufficient funding and other risks and uncertainties identified in DUSA's filings with the Securities and Exchange Commission from time to time, including its Form 10-K for the year ended December 31, 2005.

Item 9.01 - Financial Statement and Exhibits.

Item No.     Description
-------      -----------
99           Press Release, dated May 15, 2006
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DUSA PHARMACEUTICALS, INC.



Dated:   May 15, 2006            By: /s/ D. Geoffrey Shulman
                                     ------------------------------------
                                      D. Geoffrey Shulman, MD, FRCPC Chairman
                                      of the Board and Chief
                                      Executive Officer




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                                  Exhibit Index

Item No.     Description
-------      -----------

99           Press Release, dated May 15, 2006